SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        January 15, 2003
                                                 ---------------------------

                              CARE CONCEPTS I, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                         0-20958             86-0519152
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(State or other jurisdiction         (Commission File        (IRS Employer
 or incorporation)                        Number)            Identification No.)


                760 East McNab Road, Pompano Beach, Florida 33060
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (954) 786-2510
                                                   ----------------------

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          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         (a)      Previous Independent Accountants.

                  (i) Effective January 15, 2003, the Registrant dismissed A&D as the principal accountants to audit Registrant's financial statements.

                  (ii) The reports of A&D on the financial statements of Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein A&D expressed substantial doubt about the Registrant's ability to continue as a going concern.

                  (iii) The decision to change from A&D was recommended by management and approved by the Registrant's Audit Committee and Board of Directors.

                  (iv) In connection with its audits for the two most recent fiscal years and including the interim period up to and including the date of dismissal, there have been no disagreements with A&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&D would have caused them to make reference thereto in their report on the financial statements for such years; however, the reports were modified to include an explanatory paragraph wherein A&D expressed substantial doubt about the Registrant's ability to continue as a going concern.

                  (v) During the two most recent fiscal years and including the interim period up to and including the date of dismissal, the Registrant has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

The Registrant requested A&D furnish a letter addressed to the Securities and Exchange Commission stating whether or not A&D agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated January 21, 2003, is filed as Exhibit 16.1 to this Form 8-K/A.

         (b)      Engagement of New Independent Accountants.

                  (i) Effective January 15, 2003, the Registrant engaged the accounting firm of William J. Hadaway P.A. as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2002.

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

                  (ii) The Registrant has not consulted with William J. Hadaway during the last two years or subsequent interim period up to and including the date William
                           J. Hadaway was engaged on either the application of accounting principles or type of opinion William J. Hadaway P.A. might issue on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c)      Exhibits

                  16.1 Letter of Angell & Deering pursuant to Item 304 of Regulation S-B.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CARE CONCEPTS I, INC.


                                  By: /s/ Steve Markley
                                      ---------------------------------------
                                      Steve Markley, Chief Executive Officer

DATED: January 21, 2003


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